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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 1, 2002
                                                         -------------


                       Commission File Number 000-23386
                                                  -----


                         CRYO-CELL INTERNATIONAL, INC.
                         -----------------------------
                (Name of Small Business Issuer in its charter)


          DELAWARE                           22-3023093
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          (State or other jurisdiction       (I.R.S. Employer
          of incorporation or                Identification No.)
          organization)


          3165 McMullen Booth Road, Building B, Clearwater, FL  33761
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            (Address of Principal Executive Offices)     (Zip Code)


          Issuer's phone number, including area code: (727) 450-8000


             _____________________________________________________
         (Former name or former address, if changed since last report)
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Item 5.  Other Events


     On February 22, 2002 the Company received a complaint filed by Pharmastem Therapeutics, Inc. alleging patent infringement. Pharmastem, a Delaware corporation, has named eight companies active in cord blood banking in the suit which seeks an injunction against the companies, an unspecified amount of damages or royalties, treble damages and attorney's fees.

     The Company has consulted with their patent attorney who believes that the asserted patents are not valid and even if valid, believes that CRYO-CELL's business of collecting, processing and cryopreserving cord blood cells does not infringe either of the asserted patents. The Company also notes that it believes that the corresponding patents in other jurisdictions outside the United States have been invalidated.
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  CRYO-CELL INTERNATIONAL, INC.


Date March 1, 2002                By: /s/ Daniel D. Richard
                                      -----------------------
                                      Daniel D. Richard
                                      Chief Executive Officer